UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 1, 2014

Great Lakes Aviation, Ltd.

(Exact name of registrant as specified in its charter)

Iowa	0-23224	42-1135319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1022 Airport Parkway

Cheyenne, WY 82001

(Address of principal executive offices, including zip code)

(307)432-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Effective April 1, 2014, Great Lakes Aviation, Ltd. (the “Company”) entered into the Third Amendment and Forbearance to Credit Agreement (the “Forbearance Agreement”) with its lenders Crystal Financial LLC and GB Merchant Partners, LLC (the “Lenders”).

As of April 1, 2014 the Company was in breach of or expected to be in breach of three financial covenants under its Credit Agreement dated as of November 16, 2011 (the “Credit Agreement”). Pursuant to the Forbearance Agreement, the Lenders have agreed to temporarily forbear from exercising certain rights and remedies under the Credit Agreement. The Company has agreed, until the Forbearance Termination Date, to pay the Lenders an additional two percentage points per annum above the rates of interest otherwise applicable under the Credit Agreement. The Company also agreed to retain a consultant to produce a financial report for the Lenders, to provide cash flow projections to the Lenders, and to reimburse the Lenders’ costs incurred in connection with the Forbearance Agreement.

The Forbearance Termination Date is on the earliest of (i) April 30, 2014 and (ii) the date on which Great Lakes commits additional breaches under the Credit Agreement.

The description of the terms of the Forbearance Agreement as set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, including exhibits, a true and correct copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and the Company’s actual results could differ materially from those contained in any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Company’s expressed expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amendment and Forbearance to Credit Agreement dated as of April 1, 2014, by and among Great Lakes Aviation, Ltd., Crystal Financial LLC and GB Merchant Partners, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Aviation, Ltd.

Date: April 2, 2014	By:	/s/ Michael Matthews
Michael O. Matthews
Chief Financial Officer

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